Exhibit 10.5

BLACKROCK DIRECT LENDING CORP.
PROMISSORY NOTE

THIS UNSECURED PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), IN RELIANCE UPON VARIOUS EXEMPTIONS THEREFROM.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT FOR THE REGISTERED HOLDER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR OTHER DISTRIBUTION HEREOF.  NO SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE BORROWER, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR THE DETERMINATION BY THE BORROWER, IN ITS SOLE DISCRETION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR OTHER APPLICABLE LAWS OF SIMILAR IMPORT.

THIS NOTE IS ONE OF A SERIES OF PROMISSORY NOTES BEING ISSUED BY THE BORROWER, EACH OF WHICH NOTES IS IDENTICAL EXCEPT FOR ONE OR MORE OF THE IDENTITY OF THE NOTEHOLDER THEREUNDER OR ANY REGISTERED HOLDER THEREOF, THE PRINCIPAL AMOUNT OF EACH SUCH PROMISSORY NOTE AND THE DATE OF ISSUANCE.  THE NOTEHOLDER AND REGISTERED HOLDERS, BY ITS ACCEPTANCE OF THIS NOTE, ACKNOWLEDGES AND AGREES THAT THE ACCELERATION OF THE MATURITY DATE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND ANY AMENDMENT OF THE TERMS AND PROVISIONS OF THIS NOTE ARE SUBJECT TO THE APPROVAL OF NOTEHOLDERS AND REGISTERED HOLDERS HOLDING IN THE AGGREGATE MORE THAN 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE PROMISSORY NOTES COMPRISING THE SERIES OF WHICH THIS NOTE IS A PART.

U.S. $1,000	Dated: December ___, 2020

FOR VALUE RECEIVED, BlackRock Direct Lending Corp., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to [investor name] (the “Noteholder”) the principal amount of U.S. $1,000 on the earlier of December 31, 2050 or the liquidation, dissolution or winding up of the Borrower (the “Maturity Date”).

The Borrower promises to pay interest on the sum of the unpaid principal amount hereof plus any past due but unpaid interest hereunder, from the date hereof until such amount is paid in full, at the rate of twelve percent (12%) per annum (except as provided below upon the occurrence and during the continuance of an Event of Default), payable in arrears on or before June 30 and December 31 of each calendar year beginning on December 31, 2020, and if such day is not a Business Day then on the immediately preceding or next following Business Day (as more particularly provided in Section 1.01 and 1.02 hereof), and on the date on which the principal amount of this Note, plus any accrued but unpaid interest, is paid in full.  The term “Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

Upon payment in full of the principal hereof, accrued interest and all other sums due hereunder, this Note shall be surrendered to the Borrower for cancellation.

ARTICLE I
TERMS OF PAYMENT

SECTION 1.01.	Prepayments; Early Payment Premium.

The Borrower may upon written notice to the Noteholder, which notice will indicate the proposed date and the principal amount to be prepaid, prepay in whole or in part the outstanding principal amount of this Note at any time, provided that (i) the Borrower will pay on the date of such prepayment all accrued and unpaid interest due to the date of prepayment, (ii) if any of the prepayment date, the Maturity Date or an Event of Default (which is not cured within the 30 day period described in Section 2.02 below) occur prior to December 31, 2022, the Borrower will pay on such date, in addition to all other sums due hereunder, a one-time premium equal to $100 on this Note (the “Prepayment Premium”).

SECTION 1.02.	Payments and Computations.

The Borrower will make each payment hereunder not later than 12:00 noon (Eastern standard time) on the day when due in U.S. dollars to the Noteholder at its address referred to in Section 3.02 in same day funds.  All computations of interest will be made by the Noteholder on the basis of a year of 360 days for the number of days occurring in the period for which such interest is payable.  Whenever any payment hereunder is stated to be due on a day other than a Business Day, such payment will be made on the immediately preceding or next following Business Day, with the same legal force and effect as if made on the actual due date.

SECTION 1.03.	Registration.

This Note is issued in registered form as to both principal and interest.  The Borrower or its agent will maintain a register (the “Register”) for the recordation of the name and address of any holder of this Note (the “Registered Holder”).  The Noteholder will be the initial Registered Holder.  All interest on, and the principal of, this Note will only be paid to the Registered Holder.  If a Registered Holder shall transfer and assign this Note in accordance with the restrictions on transfer described on the first page hereof, the Borrower or its agent will note the transfer and assignment appropriately on the Register, which shall identify such transferee and assignee as the new Registered Holder.  The Register shall be similarly updated to reflect any subsequent transfers permitted under this section by a Registered Holder to a different Registered Holder.  A holder of this Note (including any Registered Holder) does not have the right to convert this Note to bearer form.

SECTION 1.04.	Evidence of Exemption from U.S. Withholding Tax.

The Noteholder shall deliver to the Borrower, on or prior to the date hereof, and any prospective Registered Holder shall deliver to the Borrower on or prior to the date on which it acquires the Noteholder’s or any other Registered Holder’s interest in this Note, and at such other times as may be necessary in the determination of the Borrower, the Noteholder or any Registered Holder (each in the reasonable exercise of its discretion), an accurate and complete original signed copy of a substitute Form W-9 or any successor form prescribed by the Internal Revenue Service, together with any other certificates or statements of exemption required under the Internal Revenue Code of 1986, as amended, or the regulations issued thereunder, to establish that no deduction or withholding of U.S. taxes is required with respect to any amounts payable hereunder.

SECTION 1.05.	Notes Comprising a Series.

The Noteholder and each Registered Holder acknowledges and agrees that this Note is one of a series of promissory notes (the “Series”) issued by the Borrower, each of which promissory notes is identical except for one or more of the identity of the noteholder or any Registered Holder thereof, the principal amount of each such promissory note and the date of issuance.  The Noteholder and each Registered Holder, by its acceptance of this Note, acknowledges and agrees that the rights that it may exercise upon the occurrence of an Event of Default (as defined below) and any amendment of the terms and provisions of this Note are subject to the approval of holders of promissory notes of the Series, the aggregate outstanding principal amount of which represents more than 50% of the aggregate outstanding principal amount of all of the promissory notes comprising the Series. Payments on the promissory notes comprising the Series, including the Note, are senior to all other unsecured borrowings of the Borrower, if any.

ARTICLE II
EVENTS OF DEFAULT

SECTION 2.01.	Events of Default.

The following events shall each constitute an “Event of Default”:

(a)  The Borrower fails to pay the principal of this Note when the same becomes due and payable; or

(b)  The Borrower fails to pay any interest on this Note when the same becomes due and payable; or

(c)  Pursuant to Sections 18(a)(1)(c)(ii) and 61 of the Investment Company Act of 1940, on the last business day of each of twenty-four consecutive calendar months the Borrower shall have asset coverage (as such term is used in the Investment Company Act of 1940) with respect to the promissory notes comprising the Series of less than 100 per centum; or

(d)  The Borrower does not pay its debts as such debts become due, or admits in writing its inability to pay its debts generally, or makes a general assignment for the benefit of creditors; or a proceeding is instituted by or against the Borrower or any of its subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding remains undismissed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) occurs; or the Borrower or any of its subsidiaries takes any corporate action to authorize any of the actions set forth above in this subsection (d).

SECTION 2.02.	Remedies Upon Events of Default

Upon the occurrence and during the continuance of any Event of Default, a Registered Holder may notify Borrower of such Event of Default, after which time the Borrower shall have 30 days to cure such Event of Default.  If an Event of Default continues after such 30-day period, the holders of promissory notes of the Series, the aggregate outstanding principal amount of which represents more than 50% of the aggregate outstanding principal amount of all of the promissory notes comprising the Series (such holders being the “Required Holders”) may, upon notice to the Borrower, declare all of the promissory notes comprising the Series (including this Note), all interest thereon and, if applicable, the Prepayment Premium to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, provided, however, that if such Event of Default is an Event of Default pursuant to Section 2.01(d), all of the notes comprising the Series (including this Note) and all interest therein, shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

ARTICLE III
MISCELLANEOUS

SECTION 3.01.	Amendments, Electronic Signature, Etc.

No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower herefrom, will be effective unless the same is in writing and signed by the Required Holders and the Borrower, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given, provided, however, that no such amendment, waiver or consent may reduce the principal amount hereof or the rate of interest payable hereunder, or delay the date on which any amount of interest or principal is due and payable hereunder, unless the Registered Holder shall have agreed to such amendment, waiver or consent.

This Note may be signed by means of (a) an electronic signature, in accordance with the federal Electronic Signatures in Global and National Commerce Act, the Delaware State Uniform Electronic Transactions Act, any similar United States state law based on the Uniform Electronic Transactions Act and any similar law, and the parties hereby waive any objection to the contrary; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. By signing below, electronically or otherwise, Borrower acknowledges and agrees that any electronic signature or faxed, scanned, or photocopied manual signature shall have the same validity, legal effect, and admissibility in evidence as an original manual signature.

SECTION 3.02.	Notices, Etc.

All notices and other communications provided for hereunder will be in writing and mailed or delivered via nationally recognized overnight courier, if to the Noteholder or the Borrower, at their respective addresses set forth on Exhibit A hereto; or, if to a Registered Holder, in such holder’s name c/o REIT Administration, LLC at 1175 Peachtree Street, N.E., Suite 2200, Atlanta, Georgia 30361, or at such other address as shall be designated by such Registered Holder for use in the Register maintained hereunder.

SECTION 3.03.	No Waiver; Remedies.

No failure on the part of the Noteholder to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 3.04.	Binding Effect.

This Note will be binding upon and inure to the benefit of the Borrower and the Noteholder and their respective successors and assigns, subject to the restrictions on transfer described on the first page of this Note and except that neither the Borrower nor the Noteholder may assign its rights hereunder or any interest herein without the other’s prior written consent; provided that no such consent shall be required for any assignment or transfer made as a result of the death of Noteholder.

SECTION 3.05.	Consent to Jurisdiction.

(a)  The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in New York, New York and any appellate court thereof in any action or proceeding arising out of or relating to this Note, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in Section 3.02.  The Borrower agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)  Nothing in this Section will affect the right of the Noteholder to serve legal process in any other manner permitted by law or affect the right of the Noteholder to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

SECTION 3.06.	Governing Law.

This Note will be governed by, and construed in accordance with, the laws of the State of Delaware, United States.

SECTION 3.07.	Tax Treatment.

The Borrower (and its affiliates) and Noteholder will each treat this Note and amounts borrowed thereunder as debt and the relationship between the Borrower and Noteholder are that of debtor and creditor, in each case for all U.S. federal, state and local tax purposes and will report consistently with such intent, unless otherwise required by applicable law.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.

BlackRock Direct Lending Corp.,
as Borrower

By:
Name:
Title:

Exhibit A – Addresses of Noteholder and Borrower

Borrower Address:
Attn: Elizabeth Greenwood
2951 28th Street, Suite 1000
Santa Monica, CA 90405

Noteholder Address:
[investor name]
c/o REIT Administration LLC
Attn: Patrick J. Whelchel
1175 Peachtree Street N.E., Suite 2200
Atlanta, Georgia 30361